UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
May 12, 2011

RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25370 (Commission File Number)	45-0491516 (IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone
number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Rent-A-Center, Inc. was held on May 12, 2011. At the meeting, the registrant’s stockholders voted on four matters: (1) election of three Class II Directors, (2) ratification of the Audit Committee’s appointment of Grant Thornton, LLP, registered independent accountants, as the registrant’s independent auditors for the fiscal year ended December 31, 2011, (3) the approval, on a non-binding basis, of an advisory resolution on executive compensation, and (4) the frequency of future advisory votes on executive compensation. The final voting results for each proposal are set forth below.
Proposal One: The individuals named below were elected to a three-year term as Class II Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark E. Speese	53,976,493	1,239,627	368,677	2,099,945
Jeffery M. Jackson	54,778,932	436,796	369,069	2,099,945
Leonard H. Roberts	54,738,261	477,467	369,069	2,099,945
The following directors’ terms of office as a director continued after the Annual Meeting of Stockholders:
Mitchell E. Fadel
Michael J. Gade
Kerney Laday
J.V. Lentell
Paula Stern, Ph.D.
Proposal Two: The appointment of Grant Thornton, LLP, registered independent accountants, as our independent auditors for the fiscal year ended December 31, 2011, was ratified with voting on the proposal as follows:

Votes For	Votes Against	Abstentions
57,261,375	415,194	8,173
Proposal Three: The approval, on a non-binding basis, of the advisory resolution on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,089,909	1,565,962	928,926	2,099,945

Proposal Four: The frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
49,577,215	133,209	4,945,806	928,567	2,099,945
The registrant intends to conduct future advisory votes on executive compensation every year.

Item 8.01	Other Events.
On May 12, 2011, Rent-A-Center, Inc. (the “Company”) issued a press release announcing that its board of directors increased its quarterly cash dividend from $0.06 per share to $0.16 per share, beginning with the dividend for the third quarter of 2011. The Company declared a cash dividend in the amount of $0.16 per share payable on July 20, 2011, to common stockholders of record as of the close of business on July 1, 2011.
The press release containing these announcements is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release issued on May 12, 2011 by Rent-A-Center, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.
Date: May 12, 2011	By:	/s/ Ronald D. DeMoss
Ronald D. DeMoss
Executive Vice President — General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on May 12, 2011 by Rent-A-Center, Inc.